SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. 1)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
GREIF, INC.
(Name of Registrant as Specified in Its Charter)
NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Explanatory Note
This Definitive Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1) (this “Amendment”) amends the Definitive Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 filed on January 14, 2011 (the “Original Proxy Statement”), by Greif, Inc. This Amendment is being filed solely to correct the voting options for Item VI contained in the Proxy Card that was included with the Original Proxy Statement in order to be consistent with the documents mailed to Greif, Inc.’s Class B stockholders. No other changes have been made to the Original Proxy Statement.

GREIF, INC. 425 WINTER ROAD DELAWARE, OH 43015

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Greif, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Greif, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M28946-P04435	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

GREIF, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
Vote on Directors
Item I.	THE ELECTION OF ALL DIRECTOR NOMINEES LISTED BELOW		☐	☐	☐
(except as marked to the contrary to the right)

01) 02) 03) 04) 05)	Vicki L. Avril Bruce A. Edwards Mark A. Emkes John F. Finn Michael J. Gasser	06) Daniel J. Gunsett 07) Judith D. Hook 08) Patrick J. Norton 09) John W. McNamara

The Board of Directors recommends you vote FOR the proposals set forth in Items II, III, IV and V:		For	Against	Abstain

Item II.	PROPOSAL TO AMEND A MATERIAL TERM OF THE PERFORMANCE-BASED INCENTIVE COMPENSATION PLAN	☐	☐	☐

Item III.	PROPOSAL TO REAFFIRM APPROVAL OF THE MATERIAL TERMS OF THE AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN	☐	☐	☐

Item IV.	PROPOSAL TO AMEND A MATERIAL TERM OF THE 2001 MANAGEMENT EQUITY INCENTIVE AND COMPENSATION PLAN	☐	☐	☐

Item V.
ADVISORY VOTE – RESOLUTION TO APPROVE THE COMPENSATION, AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION AND COMPENSATION TABLES, AS WELL AS THE OTHER NARRATIVE EXECUTIVE COMPENSATION DISCLOSURES, CONTAINED IN THE DEFINITIVE PROXY STATEMENT FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS, OF THE NAMED EXECUTIVE OFFICERS IDENTIFIED IN SUCH PROXY STATEMENT
		☐	☐	☐

The Board of Directors does note have a recommendation for voting on the following proposal:	1 Year	2 Years	3 Years	Abstain

Item VI.	ADVISORY VOTE - FREQUENCY OF CONDUCTING FUTURE ADVISORY VOTES ON COMPENSATION OF NAMED EXECUTIVE OFFICERS ☐	☐	☐	☐

NOTE: In addition, the named proxies are authorized to vote, in their discretion, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Please date and sign this proxy exactly as your name appears hereon; joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

GREIF, INC.
Electronic Delivery of Proxy Materials

ELECTRONIC MAILINGS WILL LOWER THE COMPANY’S COSTS AND SHOULD BE MORE CONVENIENT FOR YOU.
Greif is pleased to offer our Registered Stockholders the convenience of viewing Proxy Statements, Annual Reports to Stockholders and related materials on-line. With your consent, we can stop sending paper copies of these documents beginning next year and until you notify us otherwise.
To participate, please follow the directions on the right. You will receive notification by e-mail when the materials are available for review.
It’s Easy - Please Follow These 5 Steps:
1	Log onto the Internet at www.greif.com

2	Go to Investor Relations, then Open Enrollment in the middle of the screen

3	Enter your Social Security or Tax I.D. Number

4	Enter your e-mail address

5	Enter a PIN number of your choice

Investor Relations/Proxy E-Delivery
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to be held on February 28, 2011.
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com .

M28947-P04435
GREIF, INC.
CLASS B PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS
CALLED FOR FEBRUARY 28, 2011
This Proxy is Solicited on Behalf of Board of Directors
          The undersigned, being the record holder of Class B Common Stock and having received the Notice of Annual Meeting of Stockholders and the Proxy Statement related thereto dated January 14, 2011, hereby appoints Michael J. Gasser, Vicki L. Avril, Bruce A. Edwards, Mark A. Emkes, John F. Finn, Daniel J. Gunsett, Judith D. Hook, Patrick J. Norton and John W. McNamara, and each or any of them as proxies, with full power of substitution, to represent the undersigned and to vote all shares of Class B Common Stock of Greif, Inc. (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 425 Winter Road, Delaware, Ohio 43015, at 10:00 AM, Eastern Time, on February 28, 2011, and at any adjournment thereof, as indicated on the reverse side.
          The Shares represented by this proxy will be voted upon the proposals listed on the reverse side in accordance with the instructions given by the undersigned, but if this proxy is signed and returned and no instructions are given, this proxy will be voted to elect all of the nominees for directors as set forth in Item I and FOR the proposals set forth in Items II, III, IV, V and VI on the reverse side, and in the discretion of the proxies on any other matter which properly comes before the Annual Meeting of Stockholders.
PLEASE SEE REVERSE SIDE